   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 27, 1998.

                                                      REGISTRATION NO. 333-38845
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                AMENDMENT NO. 3

                                       TO
                                    FORM S-1
                            ------------------------
                         CULTURALACCESSWORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                             7389                     52-1309227
   (State or other jurisdiction       (Primary Standard Industrial      (I.R.S. Employer
of incorporation or organization)     Classification Code Number)     Identification No.)

                        2200 CLARENDON BLVD., 11TH FLOOR
                           ARLINGTON, VIRGINIA 22201
                                 (800) 522-3447
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            ------------------------
                                JOHN FITZGERALD
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                         CULTURALACCESSWORLDWIDE, INC.
                        2200 CLARENDON BLVD., 11TH FLOOR
                           ARLINGTON, VIRGINIA 22201
                                 (800) 522-3447
      (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                   COPIES TO:

  ANDREW J. BECK, ESQ.             FREDERICK W. DREHER, ESQ.
     HAYTHE & CURLEY             DUANE, MORRIS & HECKSCHER LLP
     237 PARK AVENUE                 4200 ONE LIBERTY PLACE
NEW YORK, NEW YORK 10017     PHILADELPHIA, PENNSYLVANIA 19103-7396
     (212) 880-6000                      (215) 979-1000

        Approximate date of commencement of proposed sale to the public:
  As soon as practicable after this Registration Statement becomes effective.
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. [ ]
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _________
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _________
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------
                       CALCULATION OF REGISTRATION FEE
[CAPTION]

        TITLE OF EACH CLASS                                PROPOSED MAXIMUM          PROPOSED MAXIMUM         AMOUNT OF
          OF SECURITIES TO             AMOUNT TO BE         OFFERING PRICE           AGGREGATE OFFER-       REGISTRATION
           BE REGISTERED              REGISTERED (1)        PER SHARE (2)             ING PRICE (2)            FEE (3)
Common Stock
  ($.01 par value)................       4,600,000              $14.00                $64,400,000.00         $19,515.15

(1) Includes 600,000 shares that the Underwriters have the option to purchase from the Registrant to cover any over-allotments.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a).
(3) The Registrant paid a fee of $25,091 upon filing the original Registration Statement.
    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The purpose of this Amendment is to file Exhibit 11.

                                     SIGNATURES
          Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Arlington, Commonwealth of Virginia, on the 27th day of January, 1998.
                                             CULTURALACCESSWORLDWIDE, INC.
                                             By /s/     JOHN FITZGERALD
                                                   -------------------------
                                                  JOHN FITZGERALD, PRESIDENT
                                                  AND CHIEF EXECUTIVE OFFICER
     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                       TITLE                        DATE
------------------------------------------------------  ----------------------------------   -----------------
          /s/               STEPHEN F. NAGY*            Chairman of the Board and Director   January 27, 1998
------------------------------------------------------
                  (STEPHEN F. NAGY)

          /s/               JOHN FITZGERALD             President, Chief Executive Officer   January 27, 1998
------------------------------------------------------    and Director (principal
                  (JOHN FITZGERALD)                       executive officer)

          /s/               MICHAEL DINKINS*            Chief Financial Officer and Senior   January 27, 1998
------------------------------------------------------    Vice President (principal
                  (MICHAEL DINKINS)                       financial and accounting
                                                          officer)

          /s/               LIAM S. DONOHUE*            Director                             January 27, 1998
------------------------------------------------------
                  (LIAM S. DONOHUE)

          /s/               JOHN H. FOSTER*             Director                             January 27, 1998
------------------------------------------------------
                   (JOHN H. FOSTER)

          /s/              PETER D. BEWLEY*             Director                             January 27, 1998
------------------------------------------------------
                  (PETER D. BEWLEY)

           /s/              SHAWKAT RASLAN*             Director                             January 27, 1998
------------------------------------------------------
                   (SHAWKAT RASLAN)

          /s/                LEE EDELSTEIN*             Director                             January 27, 1998
------------------------------------------------------
                   (LEE EDELSTEIN)

           * By /s/         JOHN FITZGERALD
------------------------------------------------------
                   (JOHN FITZGERALD
                  ATTORNEY IN FACT)

                                      II-1